UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1026, Airport City, Israel, 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, Mr. Zeev Levenberg informed My Size, Inc. (the “Company”) of his decision to resign from the Company’s Board of Directors (the “Board”), effective immediately. In his resignation letter to the Board (the “Resignation Letter”), Mr. Levenberg stated that his resignation was made in connection with the class action lawsuit that was recently filed and the fact that the legal counsel representing the Company in such lawsuit is not the same legal counsel who will represent the independent directors in such lawsuit. A copy of the Resignation Letter is attached hereto as Exhibit 17.1. The Company reported the class action lawsuit in a Current Report on Form 8-K filed with Securities and Exchange Commission on May 11, 2017.

Effective June 29, 2017, the Board appointed Arik Kaufman to fill the vacancy created by Mr. Levenberg’s departure. Mr. Kaufman will serve as a director until the 2018 annual meeting of stockholders or until his successor is elected and qualified.

Mr. Kaufman, age 37, is an attorney specializing in the fields of commercial law, corporate law and capital markets and runs his own law office in Israel. He has experience in the fields of financial reporting and financial regulation. Mr. Kaufman currently serves as a director and the chairman of the audit committee of B.G.I. Investments (1969) Ltd. From 2008-2016, he was a partner at the Victor Tshuva and Co. law offices. Mr. Kaufman holds an LL.B in Law from the Interdisciplinary Center, Herzliya. He is admitted to the Israeli Bar.

There are no arrangements or understandings between Mr. Kaufman and any other persons pursuant to which Mr. Kaufman was elected as a director. In addition, Mr. Kaufman has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Letter, dated June 29, 2017, from Zeev Levenberg to the Board of Directors of My Size, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: June 30, 2017	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer